UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2019

Nuvectra Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37525	30-0513847
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5830 Granite Parkway, Suite 1100,

Plano, Texas 75024

(Address of principal executive offices, including zip code)

(214) 474-3103

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001	NVTR	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2019, Walter Z. Berger, Chief Operating Officer and Chief Financial Officer of Nuvectra Corporation (the “Company”), announced that he intended to resign from all positions with the Company, effective May 24, 2019, to pursue another business opportunity.

On May 14, 2019, the Board of Directors of the Company accepted Mr. Berger’s resignation and appointed the Company’s current Vice President, Controller and Principal Accounting Officer, Ms. Jennifer Kosharek, as interim Chief Financial Officer, effective May 24, 2019. In her capacity as interim Chief Financial Officer, Ms. Kosharek will succeed Mr. Berger as the principal financial officer of the Company.

Ms. Kosharek, age 38, joined the Company in January 2016 as Executive Director, Corporate Controller, and was appointed Vice President, Controller and Principal Accounting Officer, in June 2018. Ms. Kosharek leads the company’s external financial reporting, corporate accounting, corporate internal controls, shared services, payroll, and tax functions. Ms. Kosharek has held various finance and leadership positions and has more than 15 years of audit and accounting experience, including 7 years of public company accounting experience. Prior to joining Nuvectra, Ms. Kosharek was the Corporate Controller and subsequently served as the Chief Financial Officer and Vice President of Finance of Interphase Corporation from 2011 to 2015. Preceding her position at Interphase, Ms. Kosharek served as Senior Accountant – External Reporting and later as Accounting Manager at Sabre Holdings from 2008 to 2011. She began her career at Grant Thornton, LLP. Ms. Kosharek is a Certified Public Accountant and holds a Master’s of Public Accountancy from the University of Wisconsin-Whitewater.

There are no arrangements or understandings between Ms. Kosharek and any other persons in connection with her appointment. There are no family relationships between Ms. Kosharek and any director or executive officer of the Company, and Ms. Kosharek is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01 Other Events

On May 16, 2019, the Company issued a press release announcing the resignation of Mr. Berger from his positions as Chief Operating Officer and Chief Financial Officer, effective as of May 24, 2019, and the appointment of Ms. Kosharek as interim Chief Financial Officer. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated May 16, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVECTRA CORPORATION

Date: May 16, 2019	/s/ Melissa G. Beare
Melissa G. Beare
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 16, 2019.